Frank Value Fund

www.FrankFunds.com

Ph: (973)-887-7698

Toll Free: (866)-706-9790

Frank Capital Partners LLC

Second Quarter, 2008

To our fellow shareholders,

The Frank Value Fund ended the second quarter of 2008 with a loss of 11.77% versus an 11.91% loss for the S&P 500. Please refer to the back of this letter for more detailed performance information.

Although our Q2 performance was flat from Q1, the portfolio can be divided into two groups: financial stocks and everything else. The “everything else” group has bounced significantly off the lows in March while virtually all financial stocks are involved in a crisis of confidence.

Across the entire stock market, financials are down 30% on average, regardless of their quality. Some of the free-wheeling lenders and brokers deserve this decline, but most other financial names are being unfairly punished. Our largest financial holding, American Express, has nothing to do with the sub-prime mortgage industry. Despite this, and regardless of the company’s superior market position compared to its competition, American Express is trading at multi-year lows because all financials are despised and consumer spending is weak.

Our strategy involves buying “unloved” companies. Think back to our Wal-Mart position during the company’s battle with activists and Wall Street analysts. Currently, it is quite an understatement to say financials are “unloved”. We are finding sound franchises trading at multi-year lows. In some cases these prices have not been seen in more than ten years! Wal-Mart was merely trading flat for five years before we purchased it, and currently it is the best performer in the Dow, year-to-date.

Although we see tremendous opportunity in the financial names, we refrain from wedding the Fund to one industry. This is not only to maintain adequate diversification but also because we are finding great bargains in other sectors as well. We are confident in the long-term health of the American and global economies, and we are also taking advantage of panic-induced pricing in the financials. Both of these sentiments are a rarity on Wall Street today where expectations of Elliot Spitzer’s morals seem to be higher than expectations of market returns.

During the quarter, two of our positions were bought out by other companies. United Online purchased our position, FTD, the flower distribution company, at a small premium, and US Investigations made an offer for our position Hireright at a stunning 80% premium. We initiated holding Hireright in late February and just four months later the private market attempts a buyout at almost double the price. This highlights the disconnect between stock market prices and real-world values of our businesses. Furthermore, this also shows why we are taking the cash from these buyouts and deploying it into the numerous opportunities available, which we believe are just as disconnected from reality as Hireright.

Very truly yours,

Alfred and Brian Frank

Frank Value Fund Portfolio Managers

Time Period	Frank Value Fund	S&P 500 Total Return	FVF Vs. S&P 500
Year-to-Date as of 6/30/2008	-11.77%	-11.91%	+0.14%
One Year Ended 6/30/2008	-14.31%	-13.11%	-1.20%
Average Annual Return for the Three Years Ended 6/30/2008	+5.18%	+4.41%	+0.77%
Total Return Since Inception 7/21/2004 (as of 6/30/2008)	+25.22%	+24.87%	+0.35%
Average Annual Return Since Inception 7/21/2004 (as of 6/30/2008)	+5.87%	+5.79%	+0.08%

The Frank Value Fund paid a dividend of $0.29 on December 20, 2005, a dividend of $0.58 on December 27, 2006, and a dividend of $1.41 on December 27, 2007. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-866-706-9790 or visiting our website at www.frankfunds.com. Returns include reinvestment of any dividends and capital gain distributions.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-866-706-9790.   Please read it carefully before you invest or send money.

This publication does not constitute an offer or solicitation of any transaction in any securities. Any recommendation contained herein may not be suitable for all investors.

Information contained in this publication has been obtained from sources we believe to be reliable, but cannot be guaranteed.

The information in this portfolio manager letter represents the opinions of the individual portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the portfolio managers’ views are as of June 30, 2008, and are subject to change without notice.